SEMI-ANNUAL REPORT -- June 30, 1999

SKYLINE SPECIAL
   EQUITIES PORTFOLIO
   -----------------------

SKYLINE SPECIAL EQUITIES PORTFOLIO
SKYLINE SMALL CAP VALUE PLUS
SKYLINE SMALL CAP CONTRARIAN


                               [SKYLINE LOGO]
                                SKYLINE Funds

  LETTER from William M. Dutton, Portfolio Manager:(1)
------------------------------------------------------------------------
                                                                   June 30, 1999

Dear Shareholder:

OVERVIEW

The Fund advanced 15.25% in the June quarter compared to the 15.55% return for the Russell 2000 Index. For the first six months of the year, the Fund increased 1.62% compared to a 9.28% gain for the Russell 2000 Index. The Fund trails the Index for the six-month period due to a weak first quarter.

MARKET REVIEW

The big news of the second quarter was the improved performance of small cap stocks with the Russell 2000 Index showing a gain of 15.55% compared to a 6.92% return for the S&P 500 Index. This turnaround started in mid-April when first quarter earnings reports were announced. Investors noticed that profit growth was accelerating after a difficult second half of 1998. At the same time, companies reported that results from Asia were improving. This occurred at a time when relative valuations favored small cap stocks. The combination of low valuations and good financial news sparked a meaningful rally.

In terms of investment styles, both growth and value managers could find something positive in the period. Value-oriented investment strategies saw improved results due largely to big gains registered by cyclical sectors of the market. Investors reasoned that improving worldwide economic news was positive for cyclical companies. At the same time, the technology sector was very strong, helping growth stock managers. Interestingly, consumer stocks were laggards during the period despite very strong consumer spending trends.

PORTFOLIO REVIEW

The Fund showed a gain of 15.25% for the second quarter, compared to a gain of 15.55% for the Russell 2000 Index. Sector performance was rather mixed during the quarter. Two of the cyclical sectors in the Fund, materials & processing and producer durables, showed very strong returns. Technology was also a top performer, although the Fund has a modest weighting in this area. Offsetting these results were lagging returns in certain sectors and a large weighting in the consumer sector, which did not keep up with the overall market return.

Many individual stocks showed gains of 25% to 60% due to strong company fundamentals and low valuations at the beginning of the period. Also, a number of stocks moved higher when the companies received takeover offers or indications of merger interest. Such price gains reflect just how undervalued many small cap stocks were earlier in the year. We believe this re-valuation process is still in its early stages, as many of the holdings in the Fund remain extremely inexpensive.

OUTLOOK

We believe that a major change occurred in the stock market in April that will be positive for the Fund going forward. After an extended period of outperformance by large cap stocks and growth-oriented strategies, a shift occurred in April that favored

                       SEMI-ANNUAL REPORT - JUNE 30, 1999                      1
small cap stocks and value-oriented strategies. We believe this shift occurred because of superior relative valuation, an improving worldwide economic environment, and better corporate earnings growth.

In terms of relative valuation, small cap stocks have not been so attractively priced since the early 1970s. After trading near parity with large cap stocks for most of the past 20 years, small cap stocks are currently trading at a very large discount. A move back to parity from current levels would provide an enormous performance advantage for small cap stocks.

We believe the catalyst for such a move is the improving international economic situation along with better corporate earnings growth. Recent developments on the international front have been encouraging and corporate earnings growth picked up in the March quarter following a rather dismal showing in the last half of 1998. Further improvement in these areas should strongly help small cap valuations.

The Fund remains very inexpensively priced relative to the market, trading at a 35% discount to the Russell 2000 Index and a 45% discount to the S&P 500 Index. Many individual holdings are remarkably cheap considering the growth outlooks for the companies. We believe the move in small cap stocks during the June quarter is just the beginning of a very long period of strong relative performance. We believe the Fund is well positioned to benefit from this trend over the coming years.

/s/ William M. Dutton

- PORTFOLIO Characteristics(1)
------------------------------------------------------------------------

                                              SPECIAL
                                              EQUITIES        RUSSELL 2000        S&P 500

 P/E RATIO (MEDIAN)                             14.6              22.8             26.2
 PRICE/BOOK                                     1.98              2.44             5.21
 PRICE/SALES                                    0.71              1.22             2.26
---------------------------------------------------------------------------------------------
 EPS GROWTH--5 YRS (HISTORICAL)                11.4%              14.1%            14.8%
 EPS GROWTH--1 YR (FORECASTED)                 16.8%              17.1%            18.2%
---------------------------------------------------------------------------------------------
 MARKET CAP $ WGHTD. MED.                   $490 million      $730 million      $70 billion
 PORTFOLIO VALUE                            $398 million      $913 billion    $11,213 billion
 NUMBER OF HOLDINGS                              81               2000              500
---------------------------------------------------------------------------------------------
 TICKER SYMBOL:                                SKSEX
 CUSIP #:                                    830833208
 INITIAL INVESTMENT:                           $1,000
 SUBSEQUENT INVESTMENT:                         $100
 NET ASSET VALUE (PER SHARE):                  $20.10

2                       SEMI-ANNUAL REPORT - JUNE 30, 1999

  STOCK Highlights(3)
------------------------------------------------------------------------

 MOTIVEPOWER INDUSTRIES, INC. (MPO)
MPO is a leading supplier to the railroad industry. MPO provides locomotive components, conducts locomotive and freight car maintenance, and manufactures small "switcher" locomotives. As a result, MPO is a primary beneficiary of the outsourcing trend of freight and commuter railroad lines. In addition, a locomotive shortage, an aging locomotive fleet, substantial international opportunities, and a highly-fragmented supplier base are among the dynamics working in MPO's favor. Additionally, its pending merger with Westinghouse Air Brake seems to be an excellent combination and should provide significant revenue and cost synergies. MPO remains an inexpensive stock, trading at 13 times our calendar 1999 earnings estimates.

 TRACTOR SUPPLY COMPANY (TSCO)
TSCO operates one of the largest retail farm store chains in the United States, serving the daily needs of hobby, part-time, and full-time farmers; ranchers; and rural consumers. By focusing on this specialized niche, TSCO has been able to differentiate itself from home centers and other specialty retailers and post a strong long term record of growth. Over the past two years, TSCO has substantially strengthened its management team, adding two key executives to head merchandising/marketing and store operations. Their influence has driven major product assortment changes, more efficient marketing programs, and computer systems upgrades. These initiatives, while still in progress, have produced substantially improved financial results. Despite the improved results and a bright outlook going forward, TSCO continues to trade at a very modest valuation.

- TOP Ten Holdings(3)

                                                                 % OF NET ASSETS
--------------------------------------------------------------------------------

 CITATION CORP.
  Castings manufacturer                                                2.4%
 IMATION CORP.
  Data storage products                                                2.2%
 INTERPOOL, INC.
  Container leasing firm                                               2.2%
 NEW ENGLAND BUSINESS
  Business forms                                                       2.2%
 WORLD COLOR PRESS, INC.
  Commercial printer                                                   2.0%
 LANDSTAR SYSTEM, INC.
  Truckload carrier                                                    2.0%
 EG&G, INC.
  Conglomerate                                                         1.9%
 HORACE MANN EDUCATORS CORP.
  Property & casualty insurance                                        1.9%
 HELLER FINANCIAL, INC.
  Commercial finance                                                   1.8%
 IDEX CORP.
  Specialty pump products                                              1.8%
 TOP TEN HOLDINGS                                                     20.4%

                       SEMI-ANNUAL REPORT - JUNE 30, 1999                      3

- PERFORMANCE (%)(1)
-------------------------------------------------

                             2Q
                            1999    YTD   1 yr.
 SPECIAL EQUITIES           15.25   1.62  -10.35
 RUSSELL 2000               15.55   9.28    1.50
 S&P 500                     6.92  12.22   22.71

                                                   Calendar Years
                            1998    1997    1996    1995    1994
 SPECIAL EQUITIES            -7.2   35.4    30.4    13.8    -1.2
 RUSSELL 2000                -2.6   22.4    16.5    28.4    -1.8
 S&P 500                     28.8   33.4    23.3    37.5     1.3

- SECTOR Weightings (as of June 30, 1999)
------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Autos & Transportation          8.8%
Consumer Discretionary         30.8%
Consumer Staples                1.3%
Energy                          0.5%
Financial Services             20.1%
Health Care                     2.8%
Materials & Processing         14.9%
Producer Durables              11.3%
Technology                      6.5%
Cash                            3.0%

4                       SEMI-ANNUAL REPORT - JUNE 30, 1999

--------------------------------------------------------------------------------

                                                                Since
                           3 yrs.    5 yrs.    10 yrs.      Inception(2)
 SPECIAL EQUITIES            13.02     14.35     16.65          15.62
 RUSSELL 2000                11.22     15.40     12.39          10.77
 S&P 500                     29.16     27.93     18.78          16.85

                            1993    1992    1991    1990    1989    1988   1987(2)
 SPECIAL EQUITIES           22.9    42.5    47.4     -9.3   24.0    29.7      -16.9
 RUSSELL 2000               18.9    18.4    46.1    -19.5   16.2    24.9      -24.3
 S&P 500                    10.0     7.7    30.6     -3.2   31.4    16.5      -12.0

- SECTOR Performance(1) (as of June 30, 1999)
--------------------------------------------------------------------------------

                           2Q 1999                                                  YTD 1999
   -------------------------------------------------------   -------------------------------------------------------
                                     SPECIAL     RUSSELL                                       SPECIAL     RUSSELL
                                    EQUITIES       2000                                       EQUITIES       2000

   Producer Durables                     29.8%       23.7%   Consumer Discretionary                10.7%       10.6%
   Technology                            29.7        21.5    Technology                             7.9        17.9
   Materials & Processing                20.3        19.9    Energy                                 4.2        33.2
   Energy                                17.1        26.3    Health Care                            3.8        -0.8
   Consumer Discretionary                13.6         9.5    Materials & Processing                 2.9         5.9
   Autos & Transportation                11.8        23.4    Producer Durables                     -3.5        10.7
   Financial Services                    10.6        12.2    Autos & Transportation                -6.0         9.4
   Health Care                            1.0        11.5    Financial Services                    -8.3         4.7
   Consumer Staples                      -2.3         6.9    Consumer Staples                     -11.0        -9.8
   Other                                  N/A*       18.0    Other                                  N/A*       -1.9
   Utilities                              N/A*       16.7    Utilities                              N/A*       20.9

* Not applicable

                       SEMI-ANNUAL REPORT - JUNE 30, 1999                      5

NOTES TO PERFORMANCE

(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE PRINCIPAL VALUE AND RETURN ON YOUR INVESTMENT WILL FLUCTUATE AND ON REDEMPTION MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL COST. The performance for the one, three, five, and ten years ended June 30, 1999, and for the period April 23, 1987 (inception) through June 30, 1999, is an average annual return calculation which is described in the Fund's prospectus.

    The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in America. All figures take into account reinvested dividends. All indexes and portfolio characteristics are compiled by Frank Russell Company.

    Source: Frank Russell Company.

(2) Return is calculated from the Fund's inception on April 23, 1987.

(3) Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

There are risks of investing in a fund of this type which invests in stocks of small cap companies, which tend to be more volatile and less liquid than stocks of large cap companies.

DISTRIBUTOR: FUNDS DISTRIBUTOR INC.

6                       SEMI-ANNUAL REPORT - JUNE 30, 1999

- PORTFOLIO Holdings as of June 30, 1999 (unaudited)
------------------------------------------------------------------------

                                                   Company                 Number        Market
                                                 Description              of Shares       Value
                                     -----------------------------------  ---------   -------------
COMMON STOCKS
AUTOS & TRANSPORTATION - 8.8%
  AUTO RELATED - 2.5%
Delco Remy International, Inc.(a)    Starters & alternators                345,700    $   3,802,700
Intermet Corp.                       Metal castings                        417,300        6,311,663
                                                                                      -------------
                                                                                         10,114,363
  OTHER TRANSPORTATION - 3.4%
Interpool, Inc.                      Container leasing firm                666,100        8,659,300
Monaco Coach Corp.(a)                RV producer                           113,300        4,794,006
                                                                                      -------------
                                                                                         13,453,306
  TRUCKING - 2.9%
Landstar System, Inc.(a)             Truckload carrier                     216,900        7,828,734
U.S. Xpress Enterprises, Inc.(a)     Truckload carrier                     338,900        3,621,994
                                                                                      -------------
                                                                                         11,450,728
                                                                                      -------------
  TOTAL AUTOS & TRANSPORTATION                                                           35,018,397
CONSUMER DISCRETIONARY - 30.8%
  APPAREL/TEXTILES - 3.1%
Kellwood Co.                         Apparel manufacturer                  238,800        6,477,450
Warnaco Group, Inc. (The)            Apparel manufacturer                  221,700        5,930,475
                                                                                      -------------
                                                                                         12,407,925
  COMMERCIAL SERVICES - 9.6%
ADVO, Inc.(a)                        Direct mail marketer                  244,800        5,079,600
Borg-Warner Security (a)             Security services                     275,200        5,590,000
CB Richard Ellis Services, Inc.(a)   Real estate related services          167,400        4,164,075
Daisytek International Corp.(a)      Computer supplies                     285,400        4,655,588
New England Business                 Business forms                        280,000        8,645,000
Standard Register Co. (The)          Business forms                        225,000        6,918,750
Trammell Crow Co.(a)                 Commercial real estate                179,100        2,943,956
                                                                                      -------------
                                                                                         37,996,969
  CONSUMER PRODUCTS/SERVICES - 1.9%
Maxwell Shoe Co. Inc.(a)             Footwear company                      273,700        2,480,406
Polaris Industries Inc.              Recreational vehicles                 117,100        5,093,850
                                                                                      -------------
                                                                                          7,574,256
  PRINTING/PUBLISHING - 3.4%
Banta Corp.                          Commercial printer                    187,100        3,929,100
Cadmus Communications Corp.          Commercial printer                    126,300        1,736,625
World Color Press, Inc.(a)           Commercial printer                    289,000        7,947,500
                                                                                      -------------
                                                                                         13,613,225
  RESTAURANTS - 4.7%
IHOP Corp.(a)                        Casual dining                         274,400        6,602,750
Luby's Cafeterias, Inc.              Cafeteria-style restaurants           224,100        3,361,500
NPC International, Inc.(a)           Pizza Hut franchisee                  213,800        3,287,175
O'Charley's Inc.(a)                  Casual dining                         334,850        5,357,600
                                                                                      -------------
                                                                                         18,609,025

                       SEMI-ANNUAL REPORT - JUNE 30, 1999                      7

- PORTFOLIO Holdings as of June 30, 1999 (continued, unaudited)
------------------------------------------------------------------------

                                                   Company                 Number        Market
                                                 Description              of Shares       Value
                                     -----------------------------------  ---------   -------------
  RETAIL - 8.1%
Aaron Rents, Inc.                    Furniture store operator              261,100    $   5,809,475
Discount Auto Parts, Inc.(a)         Auto parts stores                     282,700        6,820,137
Finlay Enterprises, Inc.(a)          Leased jewelry departments            262,500        3,510,937
Jo-Ann Stores, Inc.(a)               Fabric/craft stores                    77,800        1,167,000
MarineMax, Inc.(a)                   Recreational boats                    257,900        3,046,444
Michaels Stores, Inc.(a)             Arts & crafts stores                  133,900        4,100,687
Stein Mart, Inc.(a)                  Off-price apparel chain               372,700        3,494,063
Tractor Supply Co.(a)                Farm-related products                 161,000        4,397,313
                                                                                      -------------
                                                                                         32,346,056
                                                                                      -------------
  TOTAL CONSUMER DISCRETIONARY                                                          122,547,456
CONSUMER STAPLES - 1.3%
  CONSUMER STAPLES - 1.3%
International Multifoods Corp.(a)    Foodservice distribution              230,600        5,202,912
ENERGY - 0.5%
  OTHER ENERGY - 0.5%
MarkWest Hydrocarbon, Inc.(a)        Natural gas processing                244,100        2,135,875
FINANCIAL SERVICES - 20.1%
  BANKS/THRIFTS - 1.5%
Colonial BancGroup, Inc. (The)       Alabama bank                          417,000        5,811,938
  INSURANCE - 14.7%
American Heritage Life Invest.       Life insurance                        201,900        4,946,550
Chartwell Re Corporation             P & C reinsurance                     168,300        3,134,588
CNA Surety Corp.                     Surety insurance                      312,800        4,789,750
Delphi Financial Group, Inc.(a)      Accident & health insurance           175,490        6,295,703
Financial Security Assurance
  Holdings                           Municipal bond insurance              126,300        6,567,600
Fremont General Corp.                Workers' comp. insurance              285,400        5,386,925
Frontier Insurance Group, Inc.       Specialty property & casualty         285,800        4,394,175
Gallagher & Co. (Arthur J.)          Insurance broker                      101,300        5,014,350
Horace Mann Educators Corp.          P & C insurance                       271,300        7,375,969
SCPIE Holdings Inc.                  Medical malpractice insurance         161,900        5,281,987
StanCorp Financial Group, Inc.(a)    Disability insurance                  181,400        5,442,000
                                                                                      -------------
                                                                                         58,629,597
  OTHER FINANCIAL SERVICES - 3.9%
ARM Financial Group, Inc.            Investment products                   256,000        2,176,000
Heller Financial, Inc.               Commercial finance                    263,400        7,325,812
Raymond James Financial, Inc.        Investment services                   251,200        6,013,100
                                                                                      -------------
                                                                                         15,514,912
                                                                                      -------------
  TOTAL FINANCIAL SERVICES                                                               79,956,447

8                       SEMI-ANNUAL REPORT - JUNE 30, 1999

------------------------------------------------------------------------

                                                   Company                 Number        Market
                                                 Description              of Shares       Value
                                     -----------------------------------  ---------   -------------
HEALTH CARE - 2.8%
  HEALTH CARE SERVICES - 1.6%
AmeriPath, Inc.(a)                   Physician practice management         394,400    $   3,401,700
US Oncology, Inc(a)                  Cancer treatment services             235,100        2,821,200
                                                                                      -------------
                                                                                          6,222,900
  MEDICAL EQUIPMENT/PRODUCTS - 1.2%
Invacare Corp.                       Home health care products             187,000        5,002,250
                                                                                      -------------
  TOTAL HEALTH CARE                                                                      11,225,150
MATERIALS & PROCESSING - 14.9%
  BUILDING/CONSTRUCTION PRODUCTS - 4.7%
American Homestar Corp.(a)           Manufactured housing company           10,000           68,750
Barnett Inc.(a)                      Hardware products                     294,400        2,208,000
Chicago Bridge & Iron Co.            Maker of steel tanks                  472,100        6,579,894
Dayton Superior Corp.(a)             Concrete accessories                  241,400        4,480,987
Nortek, Inc.(a)                      Building products                     142,700        4,468,294
Wilmar Industries, Inc.(a)           Apartment repair/ maintenance
                                     products                               86,500        1,124,500
                                                                                      -------------
                                                                                         18,930,425
  INDUSTRIAL PRODUCTS - 2.6%
Furon Company                        Polymer-based products                324,000        6,156,000
Lydall, Inc.                         Specialty filtration products         366,300        4,212,450
                                                                                      -------------
                                                                                         10,368,450
  METAL FABRICATIONS - 2.4%
Citation Corp.(a)                    Castings manufacturer                 589,800        9,473,663
  PACKAGING/PAPER - 4.3%
Albany International Corp.(a)        Paper machine clothing                275,715        5,721,086
BWAY Corp.(a)                        Metal cans/containers                 282,100        4,019,925
Chesapeake Corp.                     Specialty paper/packaging             139,900        5,237,506
FiberMark, Inc.(a)                   Fiber-based materials                 164,800        2,173,300
                                                                                      -------------
                                                                                         17,151,817
  SPECIALTY CHEMICALS - 0.9%
Fuller Company (H.B.)                Adhesives and coatings                 50,500        3,452,938
                                                                                      -------------
  TOTAL MATERIALS & PROCESSING                                                           59,377,293

                       SEMI-ANNUAL REPORT - JUNE 30, 1999                      9

- PORTFOLIO Holdings as of June 30, 1999 (continued, unaudited)
------------------------------------------------------------------------

                                                   Company                 Number        Market
                                                 Description              of Shares       Value
                                     -----------------------------------  ---------   -------------
PRODUCER DURABLES - 11.3%
  ELECTRICAL EQUIPMENT/PRODUCTS - 1.6%
General Cable Corp.(a)               Wire & cable producer                 396,300    $   6,340,800
  MACHINERY - 2.0%
DT Industries, Inc.                  Packaging equipment                   279,700        2,569,744
National Equipment Services,         Equipment rental                      271,700        3,260,400
  Inc.(a)
SunSource Inc.                       Conglomerate                          156,400        2,023,425
                                                                                      -------------
                                                                                          7,853,569
  OTHER PRODUCER DURABLES - 7.7%
EG&G, Inc.                           Conglomerate                          211,400        7,531,125
IDEX Corp.                           Specialty pump products               212,800        6,995,800
Kaydon Corp.                         Custom engineered parts               179,600        6,039,050
LSI Industries Inc.                  Lighting/graphics products            216,900        5,232,712
MotivePower Industries, Inc.(a)      Locomotive components                 266,100        4,789,800
                                                                                      -------------
                                                                                         30,588,487
  TOTAL PRODUCER DURABLES                                                                44,782,856
TECHNOLOGY - 6.5%
  ELECTRONIC COMPONENTS - 1.3%
Dallas Semiconductor Corp.           Electronic components                 102,100        5,156,050
  OTHER TECHNOLOGY - 4.1%
Imation Corp.(a)                     Data storage products                 356,700        8,850,619
PC Connection, Inc.(a)               Computer marketer                     184,200        2,221,913
Pomeroy Computer Resources, Inc.(a)  Computer products reseller            145,900        2,033,481
PSC Inc.(a)                          Bar coding equipment                  341,100        3,347,044
                                                                                      -------------
                                                                                         16,453,057
  SERVICES - 1.1%
Keane, Inc.(a)                       Software consulting                   190,700        4,314,587
                                                                                      -------------
  TOTAL TECHNOLOGY                                                                       25,923,694
                                                                                      -------------
TOTAL COMMON STOCKS - 97.0%
(Cost $360,907,710)                                                                     386,170,080

10                      SEMI-ANNUAL REPORT - JUNE 30, 1999

------------------------------------------------------------------------

                                                                                         Market
                                                                                          Value
                                                                                      -------------
MONEY MARKET INSTRUMENTS(b)
Yield 4.701% to 4.890%
  due July 1999 to April 2000
  American Family Financial Services ($7,588,528 Par Value)                           $   7,588,528
  General Mills, Inc. ($1,600,000 Par Value)                                              1,600,000
  Pitney Bowes Credit Corp. ($1,146,000 Par Value)                                        1,146,000
  Warner Lambert Corp. ($4,055,662 Par Value)                                             4,055,662
  Wisconsin Corp. Credit Union ($4,803,271 Par Value)                                     4,803,271
                                                                                      -------------
TOTAL MONEY MARKET INSTRUMENTS - 4.8%
(Cost $19,193,461)                                                                       19,193,461
                                                                                      -------------
TOTAL INVESTMENTS - 101.8%
(Cost $380,101,171)                                                                     405,363,541
LIABILITIES LESS OTHER ASSETS - (1.8%)                                                   (7,218,824)
                                                                                      -------------
NET ASSETS - 100.0%                                                                   $ 398,144,717
                                                                                      -------------
                                                                                      -------------

(a) Non-income producing security.
(b) Variable rate demand notes. Interest rates are reset every seven days. Rates disclosed represent rates in effect on June 30, 1999.

Based on cost of investments for federal income tax purposes of $380,101,171 on June 30, 1999, net unrealized appreciation was $25,262,370, consisting of gross unrealized appreciation of $59,271,037 and gross unrealized depreciation of $34,008,667.

See accompanying notes to financial statements.

                      SEMI-ANNUAL REPORT - JUNE 30, 1999                      11

  STATEMENT of Assets & Liabilities as of June 30, 1999 (unaudited)
------------------------------------------------------------------------

ASSETS
Investments, at value (Cost:
  $380,101,171)                                       $405,363,541
Receivable for:
  Securities sold                         $1,505,234
  Dividends and interest                     356,387
  Fund shares sold                           456,823     2,318,444
                                          ----------  ------------
Total assets                                           407,681,985

LIABILITIES & NET ASSETS
Payable for:
  Securities purchased                    $  868,289
  Fund shares redeemed                     8,190,575
  Comprehensive management fee               478,404     9,537,268
                                          ----------  ------------
Net assets applicable to shares
  outstanding                                         $398,144,717
                                                      ------------
                                                      ------------
Shares outstanding--no par value
  (unlimited number of shares
  authorized)                                           19,808,148
                                                      ------------
                                                      ------------
PRICING OF SHARES
Net asset value, offering price and
  redemption price per share                          $      20.10
                                                      ------------
                                                      ------------
ANALYSIS OF NET ASSETS
Paid-in capital                                       $363,696,906
Undistributed net realized gain on sales
  of investments                                         9,957,932
Unrealized net appreciation of
  investments                                           25,262,370
Accumulated net investment loss                           (772,491)
                                                      ------------
Net assets applicable to shares
  outstanding                                         $398,144,717
                                                      ------------
                                                      ------------

See accompanying notes to financial statements.

12                      SEMI-ANNUAL REPORT - JUNE 30, 1999

  STATEMENT of Operations Six Months Ended June 30, 1999 (unaudited)
------------------------------------------------------------------------

Investment income
  Dividends                                         $  1,609,341
  Interest                                               526,218
                                                    ------------
Total investment income                                2,135,559

Expenses:
  Comprehensive management fee                         2,897,351
  Fees to unaffilliated trustees                          10,699
                                                    ------------
Total expenses                                         2,908,050
                                                    ------------
Net investment loss                                     (772,491)

Net realized and unrealized gain (loss) on
  investments:
  Net realized loss on sales of investments           (7,073,536)
  Net change in unrealized appreciation                9,942,403
                                                    ------------
Net realized and unrealized gain on investments        2,868,867
                                                    ------------
Net increase in net assets resulting from
  operations                                        $  2,096,376
                                                    ------------
                                                    ------------

See accompanying notes to financial statements.

                      SEMI-ANNUAL REPORT - JUNE 30, 1999                      13

  STATEMENTS of Changes in Net Assets
------------------------------------------------------------------------

                                            Six Months
                                          Ended 6/30/99     Year Ended
                                           (unaudited)       12/31/98
                                          --------------   -------------
From operations:
  Net investment loss                     $    (772,491)   $ (2,391,833)
  Net realized (loss) gain on sales of
    investments                              (7,073,536)      23,823,435
  Net change in unrealized appreciation       9,942,403      (58,687,760)
                                          --------------   -------------
Net increase (decrease) in net assets
  resulting from operations                   2,096,376      (37,256,158)

Distributions to shareholders from net
  realized gains                                     --       (7,028,589)

From fund share transactions:
  Proceeds from fund shares sold             52,526,376      144,759,773
  Reinvestment of capital gain
    distribution                                     --        6,858,335
  Payments for fund shares redeemed        (101,501,657)    (129,379,429)
                                          --------------   -------------
Net (decrease) increase in net assets
  resulting from share transactions         (48,975,281)      22,238,679
                                          --------------   -------------
Total decrease in net assets                (46,878,905)     (22,046,068)
Net assets at beginning of period           445,023,622      467,069,690
                                          --------------   -------------
Net assets at end of period               $ 398,144,717    $ 445,023,622
                                          --------------   -------------
                                          --------------   -------------

See accompanying notes to financial statements.

14                      SEMI-ANNUAL REPORT - JUNE 30, 1999

  FINANCIAL Highlights
------------------------------------------------------------------------

                                      Six
                                    Months
                                     Ended         Year        Year        Year        Year        Year
                                    6/30/99       Ended       Ended       Ended       Ended       Ended
                                   (unaudited)   12/31/98    12/31/97    12/31/96    12/31/95    12/31/94
                                   ----------------------------------------------------------------------
Net asset value at
  beginning of period              $  19.78      $  21.66    $  18.16    $  16.79    $  15.64    $  17.83
                                   ---------     --------    --------    --------    --------    --------
Income from Investment
  Operations
    Net investment loss               (0.05)        (0.11)      (0.07)      (0.04)      (0.06)      (0.08)
    Net realized and
      unrealized gain (loss)
      on investments                   0.37         (1.45)       6.46        5.02        2.21       (0.18)
                                   ---------     --------    --------    --------    --------    --------
      Total from investment
        operations                     0.32         (1.56)       6.39        4.98        2.15       (0.26)
                                   ---------     --------    --------    --------    --------    --------
Less distributions from net
  realized gains on
  investments                            --         (0.32)      (2.89)      (3.61)      (1.00)      (1.93)
                                   ---------     --------    --------    --------    --------    --------
Net asset value at end of
  period                           $  20.10      $  19.78    $  21.66    $  18.16    $  16.79    $  15.64
                                   ---------     --------    --------    --------    --------    --------
                                   ---------     --------    --------    --------    --------    --------

Total Return                          1.62%(a)      (7.17%)     35.43%      30.37%      13.83%      (1.15%)
Ratios/Supplemental Data
  Ratio of expenses to average
    net assets                         1.48%(b)      1.47%       1.48%       1.51%       1.51%       1.49%
  Ratio of net investment loss
    to average net assets             (0.39%)(b)    (0.50%)     (0.41%)     (0.32%)     (0.35%)     (0.49%)
  Portfolio turnover rate                68%(b)        68%         62%        130%         71%         82%
  Net assets, end
    of period (in thousands)       $398,145      $445,024    $467,070    $219,480    $174,899    $202,771
                                   ---------     --------    --------    --------    --------    --------
                                   ---------     --------    --------    --------    --------    --------

(a) For the six months ended June 30, 1999.
(b) Ratios have been determined on an annualized basis.

Effective August 31, 1995, the Fund's Investment Adviser changed from Mesirow Asset Management, Inc., to Skyline Asset Management, L.P.

See accompanying notes to financial statements.

                      SEMI-ANNUAL REPORT - JUNE 30, 1999                      15

 NOTES to Financial Statements (unaudited)
------------------------------------------------------------------------

Skyline Funds is an open-end, diversified investment management company which consists of Special Equities Portfolio, Small Cap Value Plus (formerly Special Equities II), and Small Cap Contrarian. The Funds commenced public offering of their shares as follows: Special Equities Portfolio on April 23, 1987, Small Cap Value Plus on February 9, 1993, and Small Cap Contrarian on December 15, 1997. The following notes relate solely to the accompanying financial statements of Special Equities Portfolio ("Fund"). Skyline Special Equities Portfolio closed to new investors on January 30, 1997.

                                       1
                        SIGNIFICANT ACCOUNTING POLICIES

/ / SECURITY VALUATION - Investments are stated at value. Securities listed or admitted to trading on any national securities exchange or the Nasdaq National Market are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the most recent bid price. For certain fixed-income securities, Skyline Funds' Board of Trustees has authorized the use of market valuations provided by an independent pricing service. Variable rate demand notes with sixty days or less to maturity are valued at amortized cost which approximates market value. Securities or other assets for which market quotations are not readily available, which may include certain restricted securities, are valued at a fair value as determined in good faith by the Skyline Funds' Board of Trustees.

/ / SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis and includes amortization of premium and discount on money market instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

/ / FUND SHARE VALUATION - Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Central time), each day that the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Fund outstanding.

/ / FEDERAL INCOME TAXES, DIVIDENDS, AND DISTRIBUTIONS TO SHAREHOLDERS - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income to shareholders. Such provisions were complied with and, therefore, no federal income taxes have been accrued.

Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date. Dividends are determined in accordance with tax principles which may treat certain transactions differently from generally accepted accounting principles.

16                      SEMI-ANNUAL REPORT - JUNE 30, 1999

------------------------------------------------------------------------

/ / EXPENSES - Expenses arising in connection with a particular fund are allocated to that fund. Other expenses of the Skyline Funds, such as trustees' fees, are allocated among the three funds comprising Skyline Funds.

                                       2
                          TRANSACTIONS WITH AFFILIATES

The Fund's Investment Adviser is Skyline Asset Management, L.P. ("Adviser"). For the Adviser's management and advisory services and the assumption of most of the Fund's ordinary operating expenses, the Fund pays a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The total comprehensive management fee charged for the period ended June 30, 1999 was $2,897,351.

Certain officers and trustees of the Skyline Funds are also officers, limited partners or shareholders of limited partners of the Adviser. The Fund makes no direct payments to the officers or trustees who are affiliated with the Adviser.

For the period ended June 30, 1999, the Fund paid fees of $10,699 to its unaffiliated trustees.

                                       3
                            FUND SHARE TRANSACTIONS

Shares sold and redeemed as shown in the statements of changes in net assets were as follows:

                                              Six Months
                                                 Ended       Year Ended
                                                6/30/99       12/31/98
                                             ----------------------------
Shares sold                                      2,776,199      6,883,008
Shares issued for reinvestment of dividends             --        354,028
                                             -------------  -------------
                                                 2,776,199      7,237,036
Less shares redeemed                            (5,464,247)    (6,307,941)
                                             -------------  -------------
Net (decrease) increase in shares
  outstanding                                   (2,688,048)       929,095
                                             -------------  -------------
                                             -------------  -------------
Paid-In-Capital                              $ 362,151,924  $ 412,672,188
                                             -------------  -------------
                                             -------------  -------------

                                       4
                            INVESTMENT TRANSACTIONS

Investment transactions (exclusive of money market instruments) for the period ended June 30, 1999, were as follows:

Cost of purchases                $ 130,020,789
Proceeds from sales                159,640,131

                      SEMI-ANNUAL REPORT - JUNE 30, 1999                      17

  REPORT for the Six Months Ended June 30, 1999
------------------------------------------------------------------------

This report, including the unaudited financial statements contained herein, is submitted for the general information of the shareholders of the Fund.

Funds Distributor Inc. is the principal underwriter of Skyline Funds.

18                      SEMI-ANNUAL REPORT - JUNE 30, 1999

For 24-hour account information CALL: 1.800.828.2SKY
                                      (1.800.828.2759)

To speak with a Skyline Funds Representative during
normal business hours CALL: 1.800.828.2SKY and press 0 when prompted.
------------------------------------------------

                              [SKYLINE FUNDS LOGO]

                             311 South Wacker Drive
                                   Suite 4500
                            Chicago, Illinois 60606